Exhibit 10.1
SECOND AMENDMENT TO
MASTER RECEIVABLES PURCHASE AGREEMENT

This Second Amendment dated as of August 28, 2025 (the “Amendment”) is to that certain Master Receivables Purchase Agreement dated as of October 27, 2023, among The Scotts Miracle-Gro Company, as the Seller Representative and JPMorgan Chase Bank, N.A., as Purchaser (as amended, extended, modified, supplemented, restated, renewed and/or replaced, the “RPA”). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the RPA.

NOW, THEREFORE, for mutual consideration, the receipt of which is hereby acknowledged by the parties, the Purchaser and Seller Representative hereby agree to amend the RPA as follows:

1.    The definition of Purchase Termination Date is hereby deleted in its entirety and replaced with the following:

“Purchase Termination Date” means September 1, 2026, as such date may be extended in accordance with the terms set forth in Section 1(b)(ii).”

2.    Schedule I, Account Debtor Information, is hereby deleted in its entirety and replaced with the Schedule I attached hereto as Exhibit A.

3.    Except as specifically amended by this Amendment, the provisions of the RPA remain in full force and effect, including without limitation, the uncommitted nature of the receivables purchase facility documented under the RPA.

4.    Within 30 days of execution of this Amendment, the Seller Representative will provide to the Purchaser a favorable “bring down” opinion from outside counsel to Seller in form and substance satisfactory to the Purchaser and addressing the “true sale” of the Receivables.

5.    This Amendment shall become effective only after it is fully executed and delivered by the Seller Representative and the Purchaser and shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment may be executed in counterparts, each of which shall be considered an original, but all of which shall be considered one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year as indicated above.

THE SCOTTS MIRACLE-GRO COMPANY, as Seller Representative By: _/s/ BRADFORD K. CHELTON____________ Name: _Bradford K. Chelton_____________________ Title: _Vice President, Investor Relations & Treasurer_

JPMORGAN CHASE BANK, N.A., as Purchaser By: _/s/ MICHAEL GILHULEY________________ Name: _Michael Gilhuley________________________ Title: _Executive Director_______________________

Exhibit A
Schedule I

Account Debtor Information

Account Debtor	Account Debtor Credit Limit (USD)	Buffer Days
xxx	xxx	xxx
xxx	xxx	xxx
xxx	xxx	xxx
xxx	xxx	xxx
xxx	xxx	xxx